J.P. Morgan Healthcare Conference

January 12, 2016



Impax Cautionary Statement Regarding Forward Looking Statements

To the extent any statements made in this news release contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company's total revenues derived from sales of a limited number of products; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of IPX066 outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on the Company's industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure caused by third party breaches or other events; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company's government contracts; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions and investments; the integration of the acquired business of Tower Holdings, Inc. and Lineage Therapeutics Inc. by the Company being more difficult, time-consuming or costly than expected, operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the acquisition, the retention of certain key employees of the acquired business being difficult, the Company's and the acquired business's expected or targeted future financial and operating performance and results, the combined company's capacity to bring new products to market, and the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with the acquisition within the expected time-frames or at all, the restrictions imposed by the Company's credit facility and indenture; the Company's level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Well-Positioned for Future Growth

Investment Considerations

Targeting Sustainable Generic and Specialty Pharma Markets	▪ Generic pipeline of 46 products targeting $19B U.S. sales* ▪ Specialty pipeline focused on next generation opportunities ▪ Solid platform on which to build long-term growth
Established Core Competencies	▪ Generic and Specialty Pharma commercialization success ▪ Track record of complex formulation and development ▪ Hatch-Waxman expertise and Paragraph IV successes
Strong and Flexible Financial Profile	▪ Diversifying and building scale organically and through BD and M&A ▪ Demonstrated ability to integrate product and company acquisitions ▪ Track record of profitability and balance sheet to support growth

Pipeline data as of Dec. 31, 2015; Source of sales data: IMS Nov. 2015; *U.S. Brand/Generic market sales; BD – Business Development; M&A – Mergers and Acquisitions

Impax

Dual Platforms for Growth

Impax Generics

Targeting complex solid oral and alternative dosage form ANDAs with high revenue potential

Product Portfolio

60 commercialized

28 pending at FDA

18 under development

Impax Specialty Pharma

Developing products for unmet needs in the treatment of Central Nervous System disorders and other select specialty segments

Product Portfolio

6 commercialized

1 pending at FDA

1 under development

Pipeline data as of Dec. 31, 2015; ANDA = Abbreviated New Drug Application

Impax

Strategy to Create Long Term Growth

- Focus on Quality and Operations
- Maximize Dual Platform
- Optimize R&D
- Business Development Acceleration

Impax

1. Focusing on Quality and Operations

Delivered Positive Quality / Compliance Results in 2015

Corporate Quality
• Continued to enhance structure and personnel • Ongoing focus on Quality Improvement Programs and Systems

Facilities	
Hayward	**Middlesex**
• Resolved Warning Letter in September 2015 • Three generic approvals since resolution of Warning Letter	• Five generic products approved in 2015
Taiwan	**Philadelphia/Chalfont**
• Passed EMA (MHRA) inspection • GMP license granted • RYTARY® and NUMIENT™ approved	• Successfully transferred and closed central packaging operation • Successfully transferred distribution to UPS

Generic product approval data Jan.1, 2015 through Dec. 31, 2015; MHRA – Medicines & Healthcare products Regulatory Agency; GMP – Good Manufacturing Practice

2. Maximizing Generic Platform

Achieved 2015 Goal of Launching 14 Products

2015 Approvals and Launches



11
14
Approvals
Launches

Products	Approval	Launch
Lamotrigine ODT (Lamictal®) - FTF	1Q15	2Q15
Azelastine Nasal (Astepro®)	Re-launch	2Q15
Olopatadine Nasal (Patanase®)	AG	2Q15
Oxymorphone IR tablet (Opana®)	4Q14	2Q15
Metaxalone 400mg IR tablet (Skelaxin®)	1Q15	2Q15
Fenofibrate IR tablet (Fenoglide®)	AG	2Q15
Cyproheptadine IR tablet (Periactin®)	Re-launch	3Q15
Pyridostigmine Bromide ER tablet (Mestinon® Timespan®)	3Q15	4Q15
Pilocarpine IR tablet (Salagen®)	Re-launch	4Q15
Methyltestosterone IR Capsule, USP (Testred® C-III)	3Q15	4Q15
Quinine Sulfate IR capsule (Qualaquin®)	3Q15	4Q15
Molindone IR tablet (Moban®)	1Q15	4Q15
Dutasteride IR capsule (Avodart®)	4Q15	4Q15
Divalroex ER tablet (Depakote ER®)	Re-launch	4Q15
Methadone IR tablet (Dolophine®)	3Q15	TBD
Glyburide IR tablet (DiaBeta®)	4Q15	TBD
Guanfacine ER tablet (Intuniv®)	4Q15	TBD
Felbamate IR tablet, USP (Felbatol®)	4Q15	TBD

Data as of Dec. 31, 2015; FTF = First to File

Impax

2. Maximizing Generic Platform

Targeting Up to 16 Potential Launches in 2016

Potential Launches Targeted in 2016

Current U.S. Brand/Generic market sales of $5.6B



9
7
Approved Not Launched/Re-introduction
Pending Approval

28 Pending ANDAs at FDA Disclosed Pending ANDAs Include*:
Mixed Amphetamine Salts ER capsule (Adderall XR®)
Sevelamer Carbonate IR tablet (Renvela®)
Colesevelam IR tablet (Welchol®)
Fenofibric Acid DR capsule (Trilipix®)
Ezetimibe Simvastatin IR tablet (Vytorin®)
Oxycodone ER tablet (new formulation) (Oxycontin®)
Dutasteride/Tamsulosin IR capsule (Jalyn®)
Fentanyl Buccal IR tablet (Fentora®)
Oxymorphone ER tablet (new formulation) (Opana ER®)
Risedronate Sodium DR tablet (Atelvia®)
Methylphenidate HCl ER capsule (Metadate CD®)

Source of sales data: IMS Nov. 2015; Pipeline data as of Dec. 31, 2015; *List is in order of filing date – earliest to latest

2. Maximizing Specialty Pharma Platform

Successfully Launched RYTARY® in 2015

Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules

- Growth tracking to long range plan
- 82% of all Rx's have been Payer approved
- 2% share of carbidopa/ levodopa segment

Monthly TRx and Share of National CDLD TRx Since Launch



10,000
8,000
6,000
4,000
2,000
0
2.4%
2.1%
1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
RYTARY TRx
Share

Source TRx: IMS; Source % of Rx's approved: Symphony
CDLD - Carbidopa and Levodopa

Impax

2. Maximizing Specialty Pharma Platform

Significant Growth Since Initiating Promotional Activity in 2Q 2012

Nasal Spray Product	Nasal Triptan National Segment Prescription Share		TRx Growth Since Impax Promotion
	Apr. 2012	Nov. 2015	
Zomig®	**23%**	**33%**	**83%**
Imitrex®	5%	7%	15%
gSumatriptan	72%	60%	2%



5 mg
Zomig

Zomig® Nasal Spray ZOLMITRIPTAN	Period	Total Revenue Growth	Compounded Quarterly Growth Rate
	2Q 2012 to 3Q 2015	**141%**	**8%**

Source TRx: IMS

2. Maximizing Specialty Pharma Platform

Expanding and Internalizing Sales Force in 2016

# of CNS Sales Reps



Approximately
120
66
77
2014
2015
2016

Promoting			
Zomig® Nasal Spray (Zolmitriptan)	√	√	√
Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules		√	√

- Builds scale to support organic growth
- Provides increased geographic reach and frequency
- Strong interest in RYTARY® results in enhanced physician office access
- Recruitment initiated in 1Q16 and sales force currently expected to be completed by mid March

CNS = Central Nervous System

Impax

2. Maximizing Specialty Pharma Platform

2016 RYTARY® Tactical Plan

Choose RYTARY®	Improve Patient Experience	Optimize Access
Sales force expansion	Patient advocacy education	Coverage Support Service Center
HCP campaign and amplification	Patient Support Service Center	Payer contracting
Educational speaker programs / webinars	Sample direction kit	Patient advocacy education
Direct-to-Patient initiatives	Direct-to-Patient initiatives	Patient financial assistance
	Medical Affairs support	
	Patient campaign	

Impax

3. Optimizing Generic R&D

Multiple Product Opportunities to Drive Future Growth

Abbreviated New Drug Applications (ANDAs)	
28 Products Pending at FDA	18 Products Under Development

Current U.S. Brand/Generic Market - $9B
29% Potential/Confirmed FTF or FTM


20
12
8
8
6
2
Internal
External

Current U.S. Brand/Generic Market - $10B
50% Potential FTF or FTM


9
9
1
6
2
7
2
Internal
External

Other SOD   Controlled-Release SOD   Alternative Dosage Form

Source of sales data: IMS Nov. 2015; Pipeline data as of Dec. 31, 2015
FTF = First-to-File; FTM = First-to-Market; SOD = Solid Oral Dosage Form

Impax

3. Optimizing Specialty Pharma R&D

Refocused Pipeline on Next Generation / Late-Stage Opportunities

NUMIENT™ (IPX066/RYTARY® ex-US)

- Received European Commission Marketing Authorization Nov. 2015
- 28 member states of European Union, as well as Iceland, Liechtenstein and Norway
- Centralized procedure submission with "Therapeutic Innovation" designation
- 10-year marketing exclusivity eligibility
- Partnering activities ongoing

ALBENZA®

- Existing product – 200 mg immediate release tablet
- Received approval on 200 mg chewable tablet in June 2015 – not launched
- Next generation immediate release product – pending approval

IPX203

- Next generation RYTARY®
- Designed to achieve rapid and sustained levodopa concentration, improved motor benefits and less frequent dosing
- Phase II clinical study – Efficacy/PK/PD/Safety in Advanced Parkinson's disease
- First patients enrolled in December 2015

Impax

4. Accelerating Business Development

Achieved BD Acceleration and Improved Capital Structure in 2015

Completed Acquisition of Tower Holdings*

- Compelling strategic and financial benefits
- Provided a portfolio of growing, high-margin, complex products
  - Specialty products including Albenza®
  - Generic products including Epinephrine auto-injector
- Generic pipeline with near-term opportunities
- Immediately accretive to adjusted earnings per diluted share
- Diversified and enlarged revenue and earnings base
- $20 million of potential run rate synergies

Additional BD Activities

- Three product divestiture transactions worth approximately $60 million
- Two R&D partnership agreements
  - One solid oral dosage form product
  - One alternative dosage form product

Improved Capital Structure

- Issued convertible notes and repaid higher interest term loan
- Reduced annual interest expense by approximately $12 million
- Preserved significant borrowing capacity

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.

Impax

4. Accelerating Business Development

Targeting Strategic Value Creating Opportunities

Generic	*Specialty Pharma*
• Companies offering complex solid oral dosage forms with more sustainable margins • Alternative dosage form products beyond existing capabilities • Product divestitures from industry consolidation	• Commercialized, Phase III or Phase III ready assets • CNS: focused on movement disorders to utilize infrastructure • Continue to evaluate other specialty areas

Financial Resources and Flexibility to Support Growth

- Strong balance sheet
  - Cash position of $318 million as of September 30, 2015
  - Leverage less than 1.5x net debt to LTM adjusted EBITDA* and no senior secured debt outstanding

* As of Sept. 30, 2015; LTM = Last twelve months

Impax

2016 Priorities

Focus on Quality and Operations

- Maintain quality and compliance across all facilities / departments
- Sharpen focus on supply chain and cost efficiencies
  - Capture identified Tower acquisition synergies of $10 million for 2016
  - Improve conversion costs across global manufacturing network

Maximize Dual Platform

- Optimize existing generic opportunities including Epinephrine Auto-injector and Oxymorphone
- Launch up to 16 generic products
- Effectively utilize expanded Specialty Pharma sales force to drive growth

Optimize R&D

- Successfully develop and bring to market new products
- Invest in sustainable generic and specialty pharma markets

Business Development Acceleration

- Execute on value enhancing business development and M&A
  - NUMIENT ex-US licensing
  - Pursue generic and specialty pharma value creating opportunities

Impax

Well-Positioned for Future Growth

Investment Considerations

Targeting Sustainable Generic and Specialty Pharma Markets	▪ Generic pipeline of 46 products targeting $19B U.S. sales* ▪ Specialty pipeline focused on next generation opportunities ▪ Solid platform on which to build long-term growth
Established Core Competencies	▪ Generic and Specialty Pharma commercialization success ▪ Track record of complex formulation and development ▪ Hatch-Waxman expertise and Paragraph IV successes
Strong and Flexible Financial Profile	▪ Diversifying and building scale organically and through BD and M&A ▪ Demonstrated ability to integrate product and company acquisitions ▪ Track record of profitability and balance sheet to support growth

Pipeline data as of Dec. 31, 2015; Source of sales data: IMS Nov. 2015; *U.S. Brand/Generic market sales; BD – Business Development; M&A – Mergers and Acquisition

Impax